1290 Funds®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

SUPPLEMENT DATED OCTOBER 27, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) of 1290 Funds (“Trust”) dated March 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectuses, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

The purpose of this Supplement is to inform you of the results of the Special Meeting of Shareholders of the Trust held on October 27, 2026 (the “Meeting”).

At the Meeting, the shareholders of each series of the Trust listed above (each, a “Fund”) approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the applicable Fund, and Equitable Investment Management, LLC. The New Advisory Agreement will go into effect upon the closing of the merger between Equitable Holdings, Inc. and Corebridge Financial, Inc., which is currently expected to occur on or about January 1, 2027.

In addition, the shareholders of the Trust voted to re-elect each of the ten currently serving Trustees of the Trust – Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen – and to elect two new Trustees – Christopher P. Conkey and Lisa M. Jones – to serve on the Board of Trustees of the Trust. Each currently serving Trustee will continue to serve in that capacity without interruption, and each new Trustee will begin service as a Trustee in January 2027.